                                        FIRST AMENDMENT TO CREDIT AGREEMENT

                  This FIRST AMENDMENT, dated as of May 20, 2005 (this "Amendment"), under the Credit Agreement dated as of February 1, 2005 (such agreement, as amended or otherwise modified, the "Credit Agreement"), among
EDISON INTERNATIONAL, a California corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CITICORP NORTH AMERICA, INC., as syndication agent, CREDIT SUISSE FIRST BOSTON, LEHMAN COMMERCIAL PAPER INC. and UNION BANK OF CALIFORNIA, N.A., as
documentation agents, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                  WHEREAS, the parties hereto desire to amend the Credit Agreement; and

                  WHEREAS, pursuant to Section 9.1 thereof, the Credit Agreement may be amended with the consent of the Required Lenders.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  Section 1.        Defined Terms.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Each reference to "hereof, "hereunder, "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this
Amendment becomes effective, refer to the Credit Agreement as amended hereby.

                  Section 2.        Amendments.  Subject to the occurrence of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

                  (a)      The second sentence in the definition of "Indebtedness" in Section 1.1 of the Credit
Agreement is amended by deleting the word "and" at the end of clause (iii) thereof and substituting thereafter a comma and adding at the end of clause (iv) the following:

                           "(v) power-purchase contract obligations and fuel contract obligations that in each case are included as indebtedness on the consolidated balance sheet of SCE, and (vi) indebtedness of variable interest entities that are consolidated with the Borrower for financial reporting purposes and whose indebtedness is non-recourse to the Borrower and its Subsidiaries (other than such entities)."

                  (b)      Section 5.2(a) of the Credit Agreement is amended by deleting clause (ii) thereof and replacing it in its entirety with the following:

                           "(ii)    the representations and warranties set forth in Sections 4.2 and 4.7 shall not be required to be restated on any date (including, for the avoidance of doubt, any Borrowing Date) after the
Closing Date."

                  (c)      Section 6.4 of the Credit Agreement is amended by (1) deleting clause (d) thereof; (2)
 adding the word "and" at the end of clause (b) thereof, and (3) restating clause (c) thereof to read as follows:

                           "(c) any litigation or proceeding or, to the knowledge of the Borrower, investigation that relates to any Loan Document."

                  Section 3.        Conditions to Effectiveness.  The provisions of Section 2 of this Amendment shall become effective as of the date first above written (the "Effective Date"), subject to the receipt by the
Administrative Agent from each of the Borrower and the Required Lenders of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

                  Section 4.        Effect of Amendment.  The execution, delivery and effectiveness of this
Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent, the Syndication Agent or the Documentation Agents under any of the Loan
Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  Section 5.        Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW
YORK.

                                             [Signature pages follow.]

                  IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be duly executed as of the date first above written.

                                                     EDISON INTERNATIONAL

                                                     By   /s/  Mary C. Simpson
                                                          -----------------------------------------------
                                                          Name:  Mary C. Simpson
                                                          Title: Assistant Treasurer

                                                     JPMORGAN CHASE BANK, N.A.,
                                                       as Administrative Agent, as Issuing Lender and as a Lender

                                                     By:  /s/  Thomas L. Casey
                                                          ------------------------------------------------
                                                          Name:  Thomas L. Casey
                                                          Title: Vice President

                                                     CITICORP NORTH AMERICA, INC., as Syndication Agent and as a
                                                       Lender

                                                     By:  /s/  Neitzsche Rodricks
                                                        -------------------------------------------------
                                                          Name:  Neitzsche Rodricks
                                                          Title: Vice President

                                                              Signature Page to First Amendment to Credit Agreement

                                                     EDISON INTERNATIONAL

                                                     Signature Page to First Amendment dated
                                                     as of May 20, 2005 to Credit Agreement
                                                     dated as of February 1, 2005

                                                     Lender Name: ABN AMRO Bank N.V.

                                                     By:      /s/  Scott Donaldson
                                                              ---------------------------------
                                                              Name: Scott Donaldson
                                                              Title: Assistant Vice President

                                                     By:      /s/  Todd Vaubel
                                                              ---------------------------------
                                                              Name: Todd Vaubel
                                                              Title: Assistant Vice President

                                                     Commitment: $43,125,000

                                                     EDISON INTERNATIONAL

                                                     Signature Page to First Amendment dated
                                                     as of May 20, 2005 to Credit Agreement
                                                     dated as of February 1, 2005

                                                     Lender Name: The Bank of New York

                                                     By:      /s/  Jesus Williams
                                                              ---------------------------------
                                                              Name: Jesus Williams
                                                              Title: Vice President

                                                     EDISON INTERNATIONAL

                                                     Signature Page to First Amendment dated
                                                     as of May 20, 2005 to Credit Agreement
                                                     dated as of February 1, 2005

                                                     Lender Name: Credit Suisse, New York Brank
                                                     (formerly known as Credit Suisse First
                                                     Boston, acting through its Cayman Island Branch)

                                                     By:      /s/  Brian T. Caldwel
                                                              ---------------------------------
                                                              Name: Brian T. Caldwell
                                                              Title: Director

                                                     By:      /s/ Gregory S. Richards
                                                              ---------------------------------
                                                              Name: Gregory S. Richards
                                                              Associate

                                                     EDISON INTERNATIONAL

                                                     Signature Page to First Amendment dated
                                                     as of May 20, 2005 to Credit Agreement
                                                     dated as of February 1, 2005

                                                     Lender Name: Duetsche Bank AG New York Branch

                                                     By:      /s/  David J. Bell
                                                              ---------------------------------
                                                              Name: David J. Bell
                                                              Title: Managing Director

                                                     By:      /s/ David M. Waill
                                                              ---------------------------------
                                                              Name: David M. Waill
                                                              Title: Managing Director

                                                     Commitment:  $43,125,000

                                                     EDISON INTERNATIONAL

                                                     Signature Page to First Amendment dated
                                                     as of May 20, 2005 to Credit Agreement
                                                     dated as of February 1, 2005

                                                     Lender Name: LEHMAN BROTHERS BANK, FSB

                                                     By:      /s/  Janine M. Shugan
                                                              ---------------------------------
                                                              Name: Janine Shugan
                                                              Title: Authorized Signatory

                                                     Commitment:  $69,375,000

                                                     EDISON INTERNATIONAL

                                                     Signature Page to First Amendment dated
                                                     as of May 20, 2005 to Credit Agreement
                                                     dated as of February 1, 2005

                                                     Lender Name: MELLON BANK N.A.

                                                     By:      /s/  Mark W. Rogers
                                                              ---------------------------------
                                                              Name: Mark W. Rogers
                                                              Title: Vice President

                                                     Commitment:  $22,500,000

                                                     EDISON INTERNATIONAL

                                                     Signature Page to First Amendment dated
                                                     as of May 20, 2005 to Credit Agreement
                                                     dated as of February 1, 2005

                                                     Lender Name: Merrill Lynch Bank USA

                                                     By:      /s/  Louis Alder
                                                              ---------------------------------
                                                              Name: Louis Alder
                                                              Title: Director

                                                     Commitment:  $22,500,000

                                                     EDISON INTERNATIONAL

                                                     Signature Page to First Amendment dated
                                                     as of May 20, 2005 to Credit Agreement
                                                     dated as of February 1, 2005

                                                     Lender Name: Merrill Lynch Capital Corporation

                                                     By:      /s/  Carol J. E. Feeley
                                                              ---------------------------------
                                                              Name: Carol J. E. Feeley
                                                              Title: Vice President

                                                     EDISON INTERNATIONAL

                                                     Signature Page to First Amendment dated
                                                     as of May 20, 2005 to Credit Agreement
                                                     dated as of February 1, 2005

                                                     The Royal Bank of Scotland plc

                                                     By:      /s/  Belinda Wheeler
                                                              ---------------------------------
                                                              Name: Belinda Wheeler
                                                              Title: Vice President

                                                    Commitment:  $43,125,000

                                                     EDISON INTERNATIONAL

                                                     Signature Page to First Amendment dated
                                                     as of May 20, 2005 to Credit Agreement
                                                     dated as of February 1, 2005

                                                     Lender Name: Union Bank of California N.A.

                                                     By:      /s/  Dennis G. Blank
                                                              ---------------------------------
                                                              Name: Dennis G. Blank
                                                              Title: Vice President

                                                     Commitment:  $69,375,000

                                                     EDISON INTERNATIONAL

                                                     Signature Page to First Amendment dated
                                                     as of May 20, 2005 to Credit Agreement
                                                     dated as of February 1, 2005

                                                     Lender Name: WELLS FARGO BANK, N.A.

                                                     By:      /s/  Ling Li
                                                              ---------------------------------
                                                              Name: Ling Li
                                                              Title: Vice President

                                                     Commitment:  $69,375,000